APRIL 29, 2026
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD SCHRODERS TAX-AWARE BOND ETF SUMMARY PROSPECTUS
DATED NOVEMBER 26, 2025
HARTFORD EXCHANGE-TRADED FUNDS PROSPECTUS
DATED NOVEMBER 26, 2025, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford Schroders Tax-Aware Bond ETF and should be read in connection with your Summary Prospectus and Prospectus.
(1) Effective immediately, Lisa Hornby, CFA will no longer serve as a portfolio manager to Hartford Schroders Tax-Aware Bond ETF (the “Fund”). Ms. Hornby’s portfolio management responsibilities for the Fund have transitioned to the Fund’s remaining portfolio managers. Accordingly, effective immediately, under the headings “Management” in the above referenced Summary Prospectus and “Hartford Schroders Tax-Aware Bond ETF Summary Section –  Management” in the above referenced Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Neil G. Sutherland, CFA	Portfolio Manager	2017
Julio C. Bonilla, CFA	Portfolio Manager	2017
David May	Portfolio Manager	2020
(2) Under the heading “The Investment Manager and Sub-Advisers –  Portfolio Managers –  Tax-Aware Bond ETF” in the above referenced Prospectus, the portfolio manager information is deleted in its entirety and replaced with the following:
Neil G. Sutherland, CFA, Portfolio Manager and Head of US Fixed Income, has served as a portfolio manager of the Fund since 2017. He has been associated with Schroders since 2013. Mr. Sutherland joined STW Fixed Income Management LLC (“STW”) in 2008 and has over 25 years of investment experience. Previously, he spent seven years at AXA Investment Managers, where he held the position of Senior Fixed Income Manager. Before that, Mr. Sutherland was part of Newton Investment Group’s Global Fixed Income Team.
Julio C. Bonilla, CFA, Portfolio Manager, has served as a portfolio manager of the Fund since 2017. He has been associated with Schroders since 2013. Mr. Bonilla joined STW in 2010 and has over 25 years of investment experience. Prior to joining STW, Mr. Bonilla spent ten years with Wells Capital Management, where he held the title of Senior Portfolio Manager.
David May, Portfolio Manager and a municipal specialist on the US Multi-Sector Fixed Income team at Schroders, has served as a portfolio manager of the Fund since 2020. He has been associated with Schroders since 2019. Mr. May joined the fixed income investment team as a Portfolio Manager, specializing in municipal bonds. Prior to joining Schroders, Mr. May previously served as a portfolio manager at Wasemer Schroeder from 2018 through 2019 and Strategic Partners Investment Advisors from 2010 through 2018.
This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.
HV-7783ETF
April 2026